SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K


                           ---------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 8, 1999

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

          1-14764                                         11-3415180
   (Commission File Number)                             (IRS Employer
                                                   Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

          1-9046                                          11-2776686
   (Commission File Number)                             (IRS Employer
                                                   Identification Number)


                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrants' telephone number, including area code:
                                 (516) 803-2300

ITEM 5.  OTHER EVENTS
---------------------

         On December 8, 1999, subsidiaries of Cablevision Systems Corporation ("Cablevision") entered into two definitive agreements with Adelphia Communications Corporation ("Adelphia") pursuant to which Cablevision will transfer its cable systems in the greater Cleveland metropolitan area to Adelphia for a total of $1.53 billion in cash and securities, as described below. Under the first agreement, a Cablevision subsidiary will be merged into an Adelphia subsidiary with Cablevision receiving Adelphia Class A Common Stock with a market value of $540 million over a 20-day trading period prior to closing, subject to a collar. Under the second agreement, two Cablevision subsidiaries will sell certain cable system assets to Adelphia for $990 million in cash. The transactions are valued at approximately $5,000 per subscriber for the 306,000 subscriber operation.

         The transactions are part of a plan outlined earlier this year by Cablevision to pursue strategic alternatives for its cable system operations in the greater Cleveland area, Massachusetts and Kalamazoo, Michigan and to improve its balance sheet and reduce its debt level. Cablevision anticipates using the cash proceeds from the transactions to reduce outstanding debt. Cablevision will continue to evaluate strategic alternatives for the operation of its systems in Massachusetts and Kalamazoo, Michigan.

         CSC Holdings, Inc. is a wholly-owned subsidiary of Cablevision and is the indirect parent company of the Cablevision subsidiaries that own the greater Cleveland area metropolitan area systems.

         Consummation of the sale is subject to the receipt of required regulatory approvals and third party consents, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.





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



ITEM     7. FINANCIAL STATEMENTS, PRO FORMA
            FINANCIAL INFORMATION AND EXHIBITS
            ----------------------------------

     (a)    None.
     (b)    None.
     (c)    99.1 Asset Purchase Agreement, dated as of December 8, 1999, by and among Telerama, Inc., Cablevision of Cleveland, L.P., and Adelphia Communications Corporation.
            99.2 Agreement and Plan of Reorganization, dated as of December 8,
                 1999, by and among Cablevision of the Midwest, Inc., Cablevision of the Midwest Holding Co., Inc., Adelphia General Holdings II, Inc. and Adelphia Communications Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CABLEVISION SYSTEMS CORPORATION



                                   By: /s/ William J. Bell
                                      ----------------------------
                                        Name:  William J. Bell
                                        Title:  Vice Chairman



Dated: December 17, 1999


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CSC HOLDINGS, INC.



                                   By: /s/ William J. Bell
                                      ----------------------------
                                        Name: William J. Bell
                                        Title: Vice Chairman



Dated: December 17, 1999

                                  EXHIBIT INDEX

     99.1 Asset Purchase Agreement, dated as of December 8, 1999, by and among Telerama, Inc., Cablevision of Cleveland, L.P., and Adelphia Communications Corporation.

     99.2 Agreement and Plan of Reorganization, dated as of December 8, 1999, by and among Cablevision of the Midwest, Inc., Cablevision of the Midwest Holding Co., Inc., Adelphia General Holdings II, Inc. and Adelphia Communications Corporation.



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